UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: April 9, 2015
(Date of earliest event reported)
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Papa Murphy’s Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-36432 (Commission File Number)	27-2349094 (IRS Employer Identification No.)

8000 NE Parkway Drive, Suite 350 Vancouver, WA (Address of principal executive offices)	98662 (Zip Code)

(360) 260-7272
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Departure of Directors
On April 9 and April 10, 2015, respectively, Thomas H. Lee and Achi Yaffe each gave Papa Murphy’s Holdings, Inc. (the “Company”) notice of their respective intent to resign from the Board of Directors of the Company (the “Board”). On April 13 and April 14, 2015, respectively, Mr. Yaffe and Mr. Lee each tendered his respective resignation from the Board, effective as of April 15 and April 14, 2015, respectively.
Appointment of New Directors
On April 15, 2015, the Board accepted the resignations of Mr. Lee and Mr. Yaffe and appointed Jean M. Birch, Rob Weisberg and Jeffrey B. Welch (each, a “New Director”) to the Board as Class I Directors to fill the vacancies created by the resignations of Mr. Lee and Mr. Yaffe and an increase in the Board’s size by one seat. Each New Director will serve until the conclusion of the annual meeting of the stockholders of the Company held in 2015 or until such New Director's death, resignation or removal or the election and qualification of a successor.
The Company expects that Ms. Birch will be subsequently appointed to the Audit Committee and Nominating and Corporate Governance Committee of the Board, Mr. Weisberg will be subsequently appointed to the Compensation Committee of the Board and Mr. Welch will be subsequently appointed to the Compensation Committee and Nominating and Corporate Governance Committee of the Board.
The compensation of each New Director will be consistent with that provided to all independent directors of the Company and will consist of a base annual retainer of $30,000, paid quarterly, an annual restricted stock award subject to a one-year vesting term with a grant date fair value of approximately $30,000 (the “Annual Stock Award”), and reimbursement for customary travel and out-of-pocket expenses. On April 15, 2015 the Company granted each New Director their respective Annual Stock Award. In addition, each New Director will enter into the Company's standard indemnification agreement, the form of which was filed as an exhibit to the Company's registration statement on Form S-1, as amended (Registration No. 333-194488).
Reclassification of Director
On April 15, 2015, Ken Calwell tendered his resignation from the Board as a Class III Director, effective immediately, and was promptly thereafter appointed as a Class II Director of the Board. Mr. Calwell will serve as a Class II Director until the conclusion of the annual meeting of the stockholders of the Company held in 2016 or until his death, resignation or removal or the election and qualification of a successor.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed with this report:

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
99.1	Press Release dated April 15, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA MURPHY’S HOLDINGS, INC.

By:	/s/ Mark Hutchens
	Name:	Mark Hutchens
	Title:	Chief Financial Officer

Date: April 15, 2015

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
99.1	Press Release dated April 15, 2015.